SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 27, 2002


                      POLLUTION RESEARCH AND CONTROL CORP.
               (Exact Name of Registrant as Specified in Charter)


           California                 0-14266                95-2746949
  (State or Other Jurisdiction      (Commission             (IRS Employer
        of Incorporation)           File Number)          Identification No.)


                          9300 Wilshire Ave., Suite 308
                         Beverly Hills, California 90212
                    (Address of Principal Executive Offices)


                                 (310) 248-3655
                         (Registrant's Telephone Number)

ITEM 5. OTHER EVENTS

        Reference is made to the press release of Registrant issued on March 27, 2002, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibits 99.1. Registrant does its business under the name "Universal Detection Technology."

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               99.1 Press Release, dated March 27, 2002.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 28, 2002                      POLLUTION RESEARCH AND CONTROL CORP.


                                    By:   /S/ JACQUES TIZABI
                                         --------------------------------------
                                         Jacques Tizabi
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBITS

99.1    Press Release, dated March 27, 2002.